Exhibit 10.163

IN WITNESS WHEREOF, Borrower has executed this Assignment under seal as of the day and year first above written. STATE OF NORTH DAKOTA ) COUNTY OF CASS ) LF3NORTHBROOK,LLC a Delaware limited liability company By: Lodging Fund REIT III OP, LP a Delaware limited partnership its Sole Member By: Lodging Fund REIT III, Inc. a Maryland corporation, its General Partn · By: . ��..x...,,.....,:.__:_--IL-_,,,---_, Name: Samuel C. Montgome Its: Chief Operating Office State of North Dakota, County of Cass, this record was acknowledged before me on November2➔, 2021 by Samuel C. Montgomery, Chief Operating Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Member ofLF3 Northbrook, LLC, a Delaware limited liability company. [Stamp] (signatures continue on following page) (Signature Page to Assignment of Leases and Rents) 46677223 v2 JENNIFER A KLEINWACHTER Notary Public State of North Dakota My Commission Expires October 10, 2024 /s/ Sam Montgomery /s/ Jennifer Kleinwachter

/s/ Sam Montgomery /s/ Jennifer Kleinwachter

After Recording Return to:

G. Wilson Horde III, Esq.
Burr & Forman, LLP
171 17th Street, NW
Suite 1100
Atlanta, Georgia 30363

STATE OF ______________
COUNTY OF______________

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF RENTS AND LEASES (the "Assignment") made and executed as of the 3rd day of December, 2021 by and among **LF3 NORTHBROOK, LLC f/k/a APF Northbrook, LLC,** an Illinois limited liability company (**"LF3"**) and **LF3 NORTHBROOK TRS, LLC,** a Delaware limited liability company (**"TRS"**), whose principal place of business is located at 1635 43rd Street South, Suite 205, Fargo, ND 58103 (LF3 and TRS hereinafter collectively referred to as the "**Borrower**"), and **ACCESS POINT FINANCIAL, LLC,** a Delaware limited liability company as mortgagee. having an address at 1 Ravinia Drive, Suite 900, Atlanta, Georgia 30346 ("**Lender**").

WITNESSETH:

WHEREAS, Lender has made a loan to Borrower (the "**Loan**") which is evidenced by that certain Promissory Note executed by the Borrower to and in favor of Lender in the principal amount of SIX MILLION FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($6,450,000.00) (the "**Note**").

WHEREAS, to secure its obligations under the Note, as well as the other Secured Debt (as that term is used in the Security Instrument, the Borrower executed (i) a Leasehold Mortgage and Security Agreement in favor of Lender of even date herewith (the "**Security Instrument**") granting to Lender, among other things, a first priority lien and encumbrance upon the Land (as defined in the Security Instrument) and Improvements (as defined in the Security Instrument) legally described in Exhibit A attached to this Assignment (the "**Premises**"); and (ii) certain other Loan Documents (as defined in the Security Instrument), also executed by the Borrower to and in favor of Lender of even date herewith, the terms and provisions of which Security Instrument and other Loan Documents are by this reference thereto incorporated herein and made a part hereof.

WHEREAS, as a material inducement to Lender to make the Secured Debt as that term is used in the Security Instrument and as further security for the Loan, Borrower makes this Assignment.

NOW, THEREFORE, for $10.00 and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1. **Assignment of Leases and Rents.**

1.1 **Definitions**. Capitalized terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in the Note, the Security Instrument and other Loan Documents.

1.2 **Assignment**. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably transfers, conveys, assigns and grants to Lender all of Borrower's right, title and interest in and to all current and future leases and other agreements affecting the use, enjoyment, or occupancy of all or any part of the Premises and all Improvements located on the Premises, together with any extensions or renewals of the same, this Assignment of current and future leases and current and future agreements being effective without further or supplemental assignment;

The leases and other agreements described above, as same may be modified or amended, and any extension or renewal of the same are hereinafter collectively referred to as the **"Leases"**;

Together with all deposits, rents, rent equivalents, income, receivables, issues, revenues, receipts, insurance proceeds and profits arising from the Leases and renewals thereof and together with all rents, rent equivalents, income, fees, receivables, issues, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Borrower or its agents or employees from any and all sources relating to the use, enjoyment and occupancy of the Premises including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of possession, use and occupancy of all or any portion of the Premises or personalty located thereon, or rendering of services by Borrower or, to the extent of Borrower's interest therein, any operator or manager of the hotel or the commercial space located in the Premises or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication and video, electronic mail, internet connection and other communication and entertainment services), license, lease, sublease and concession fees and rentals, proceeds, if any, from rental or business interruption or other loss of income insurance and any other items of revenue which would be included in operating revenues under the uniform system in accordance with generally accepted accounting principles (all of the foregoing hereinafter collectively referred to as the **"Rents"**). Notwithstanding the foregoing, any Rents in connection with the sale of alcohol or alcoholic beverages shall be assigned by Borrower pursuant to this Assignment only to the extent permitted by applicable law.

1.3 Absolute Assignments. The foregoing assignments of Leases and Rents are present and absolute assignments and not assignments for or as security only. Lender's right to the Leases and Rents is not contingent upon its possession of the Premises.

1.4 License. Lender hereby grants to and confers upon Borrower a revocable license to collect and retain the Rents as the same become due and payable under the Leases, but not in excess of thirty (30) days in advance, so long as, and only so long as, no Event of Default (as herein defined) exists under this Assignment, the Note, the Security Instrument or any of the other Loan Documents (the "**License**"). Upon the occurrence of an Event of Default under this Assignment, the Note, the Security Instrument or any of the other Loan Documents, the License granted and conferred herein shall immediately and automatically be revoked, cease and terminate without notice.

Upon any such revocation and termination of the License, Lender shall have the right to notify any and all parties to the Leases to pay the Rents then due and thereafter coming due directly to Lender. After such revocation and termination of the License, any and all Rents received by the Borrower shall be remitted to Lender not later than three (3) business days following Borrower's receipt of the same.

Borrower hereby authorizes and directs any party to the Leases, upon receipt of written notice from Lender stating that an Event of Default has occurred or exists under the Note, the Security Instrument or any of the other Loan Documents, to pay directly to Lender the Rents then due and thereafter coming due under the Leases.

1.5 Covenants.

1.5.1 Negative Covenants. As to the Leases, Borrower hereby covenants and agrees that except for in the ordinary course of business in the operation of a hotel of like kind, size and geographic vicinity, Borrower shall not, without the prior written consent of Lender, (i) alter, modify, cancel, terminate, discharge or compromise the Leases or the Rents due or to become due thereunder or change the terms of any guarantees of any of the Leases ("**Guarantees**"); (ii) accept any Rents for more than one installment in advance; (iii) waive, release, reduce, discount or otherwise discharge or compromise any Rents; (iv) waive, release, reduce, discount or otherwise discharge or compromise any Guarantees; or (v) execute any other assignment of the Leases or the Rents, whether absolute or conditional.

1.5.2 Affirmative Covenants. As to the Leases, Borrower shall: (i) promptly notify Lender in writing of any default or any attempted termination, relocation, or buyout, or any notice of the same given by either the Borrower or any tenant; (ii) perform all of its covenants, agreements and obligation as landlord under the Leases, (iii) not suffer or permit to occur any release of liability of any tenant or guarantor or accrual of any right in any tenant or guarantor to withhold payment of Rents; and (iv) enforce the terms of the Leases and all remedies available to the Borrower as landlord under the Leases against the tenants in any case of any material default by any tenant under the Leases.

2. **Default and Remedies.**

2.1 **Default**.

(a) It shall constitute an event of default ("**Event of Default**") of and under this Assignment and, at the option of Lender, under the other Loan Documents, if Borrower shall fail to perform or observe any of the covenants, agreements or conditions of this Assignment and any such failure shall remain unremedied for thirty (30) days after notice to Borrower of the occurrence of such failure.

(b) It shall constitute an Event of Default of and under this Assignment if there shall occur under the Note, Security Instrument and other Loan Documents an Event of Default as defined in those Loan Documents.

2.2 **Remedies**.

(a) Upon the occurrence of an Event of Default, the License shall automatically be revoked, cease and terminate without notice to the Borrower and without regard to the adequacy or inadequacy of Lender's security under this Assignment, the Security Instrument or the other Loan Documents. Thereupon, Lender shall be entitled to exercise any and all rights and remedies provided in this Assignment, the Security Instrument and the other Loan Documents. The application of any Rents collected by Lender shall be in accordance with the terms of the Security Instrument.

(b) The rights and remedies provided in this Assignment shall not be deemed exclusive of any rights or remedies granted to Lender in the Security Instrument or by law, but shall be deemed special and additional rights and remedies and shall be cumulative with those rights and remedies granted in the Security Instrument or by law.

3. **Miscellaneous.**

3.1 Perfection. This Assignment shall be perfected upon its recordation in the official public records of Cook County, Illinois. Neither possession of the Rents nor the appointment of a Receiver of the Premises shall be required for such perfection.

3.2 Assignment. Lender may assign its rights in and under this Assignment to any subsequent holder of the Note and Security Instrument and to any person acquiring title to the Premises through foreclosure of the Security Instrument or otherwise.

3.3 Obligations. Lender shall not be obligated to perform or discharge, nor, by its acceptance of this Assignment, does it undertake to perform or discharge, any obligation, duty or liability of Borrower, under the Leases, or otherwise. Nothing herein contained shall be construed as causing Lender to be a "Mortgagee in Possession" and Lender shall have no liability of a Mortgagee in Possession by exercising it rights under this Assignment, all such liability being expressly waived and released by Borrower.

3.4 Ownership. Borrower represents and warrants that it is the absolute owner of the Rents and Leases with full right, power and authority to execute and deliver this Assignment. Each of the Leases is legally valid, binding upon and enforceable against the parties named therein and

has not been changed or modified except as stated on Exhibit B. There is no outstanding assignment or pledge of the Rents or Leases or any one thereof, nor are there any existing defaults under the Leases or any one thereof. No party to any Lease has any defenses, set offs or counterclaims against Borrower.

3.5 Notices. Any Notice required to be given hereunder shall be given in the manner specified in the Security Instrument.

3.6 Conflict. In the event of a conflict between the provisions of this Assignment and any other Loan Documents, this Assignment shall control.

3.7 Cooperation. Borrower agrees to cooperate with any reasonable request of Lender to implement the provisions of this Assignment.

3.8 Successors and Assigns. Whenever the word "Borrower" is used herein, it is agreed and understood that the same includes and shall be binding upon the Borrower's successors and assigns and any party holding title to the Premises by, through or under the Borrower. All of the rights, powers, privileges and immunities herein granted and assigned to Lender shall also inure to its successors and assigns, including all holders of the Note and Security Instrument.

3.9 Waiver of Trial by Jury. Borrower hereby waives, to the fullest extent permitted by Applicable Law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise, relating, directly or indirectly to this Assignment or any acts or omissions of the Borrower in connection therewith or contemplated thereby.

3.10 GOVERNING LAW. THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF GEORGIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower has executed this Assignment under seal as of the day and year first above written.

LF3 NORTHBROOK, LLC
a Delaware limited liability company

By: Lodging Fund REIT III OP, LP
a Delaware limited partnership
its Sole Member

By: Lodging Fund REIT III, Inc.
a Maryland corporation,
its General Partner

By: /s/ Sam Montgomery (SEAL)
Name: Samuel C. Montgomery
Its: Chief Operating Officer

STATE OF NORTH DAKOTA)
COUNTY OF CASS)

State of North Dakota, County of Cass, this record was acknowledged before me on November 24, 2021 by Samuel C. Montgomery, Chief Operating Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Member of LF3 Northbrook, LLC, a Delaware limited liability company.

/s/ Jennifer Kleinwachter
Notary Public

[Stamp] JENNIFER A KLEINWACHTER
Notary Public
State of North Dakota
My Commission Expires October 10, 2024

(signatures continue on following page)

LF3 NORTHBROOK TRS, LLC
a Delaware limited liability company

By: Lodging Fund REIT III TRS, Inc.
a Delaware corporation
its Sole Member

By: Lodging Fund REIT III OP, LP
a Delaware limited partnership
its Sole Shareholder

By: Lodging Fund REIT III, Inc.
a Maryland corporation,
its General Partner

By: /s/ Sam Montgomery (SEAL)
Name: Samuel C. Montgomery
Its: Chief Operating Officer

STATE OF NORTH DAKOTA)
COUNTY OF CASS)

State of North Dakota, County of Cass, this record was acknowledged before me on November 24, 2021 by Samuel C. Montgomery, Chief Operating Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Shareholder of Lodging Fund REIT III TRS, Inc., Sole Member of LF3 Northbrook, LLC, a Delaware limited liability company.

/s/ Jennifer Kleinwachter
Notary Public

[Stamp]

JENNIFER A KLEINWACHTER
Notary Public
State of North Dakota
My Commission Expires October 10, 2024

EXHIBIT "A"

PARCEL 1:

SUBLEASEHOLD ESTATE AS CREATED BY THAT CERTAIN AGREEMENT OF SUBLEASE DATED JANUARY 24, 2007, AS EVIDENCED BY MEMORANDUM OF AGREEMENT OF SUBLEASE RECORDED MAY 17, 2007 AS DOCUMENT NUMBER 0713739089 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS SUBLANDLORD, AND NORTHBROOK HOTEL GROUP L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS SUBTENANT;

SUBLESSOR'S INTEREST AS ASSIGNED BY THAT CERTAIN ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED NOVEMBER 24, 2010 AS DOCUMENT NUMBER 1032842097 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ASSIGNEE, AND FURTHER ASSIGNED BY THAT CERTAIN MEMORANDUM OF SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822159 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNEE;

SUBLESSEE'S INTEREST AS ASSIGNED BY THAT CERTAIN SPECIAL WARRANTY DEED AND ASSIGNMENT OF SUBLEASE AGREEMENT IN LIEU OF FORECLOSURE RECORDED AUGUST 22, 2019 AS DOCUMENT NUMBER 1923415100 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN NORTHBROOK HOTEL GROUP, L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS GRANTOR, AND BSPRT NORTHBROOK, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS GRANTEE, AND FURTHER ASSIGNED BY THAT CERTAIN ASSIGNMENT OF GROUND LEASE DATED NOVEMBER 10, 2020 AS DOCUMENT NUMBER 2031340082 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN BSPRT NORTHBROOK, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND APF – NORTHBROOK, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNEE;

(SAID SUBLANDLORD'S INTEREST IN THE LAND CREATED BY THAT CERTAIN GROUND LEASE FOR REAL ESTATE PARCEL SE-1B-2 DATED MAY 31, 2006, AS EVIDENCED BY THAT CERTAIN SHORT FORM AND MEMORANDUM OF GROUND LEASE RECORDED JULY 31, 2006 AS DOCUMENT NUMBER 0621218089 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NO. 1114332, AS LESSOR, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS LESSEE;

LESSOR'S INTEREST IN SAID GROUND LEASE ASSIGNED BY GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED MAY 22, 2014 AS DOCUMENT NUMBER 1414235203 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER A TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NO. 1114332, AS ASSIGNOR, AND PARCEL SE-1B-2 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNEE; LESSEE'S INTEREST IN SAID GROUND LEASE ASSIGNED BY ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED NOVEMBER 24, 2010 AS DOCUMENT NUMBER 1032842097 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS

LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE, AND FURTHER ASSIGNED BY ASSIGNMENT AND ASSUMPTION OF CONTRACT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822158 IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNEE;); AND

THE SUBLEASEHOLD ESTATE'S INTEREST IN THE LAND IS DESCRIBED AS FOLLOWS:
THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NO. 0001007540, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST, 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET, HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET, HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A

POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21.90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET, HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE

SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A

RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THAT CERTAIN DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED JANUARY 21, 2000 AND RECORDED APRIL 13, 2000 AS DOCUMENT NUMBER 00261797 FROM SOCIETY OF THE DIVINE WORD, AN ILLINOIS NOT-FOR-PROFIT CORPORATION, AND AS AMENDED BY AMENDED AND RESTATED DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED SEPTEMBER 15, 2005 AND RECORDED SEPTEMBER 23, 2005 AS DOCUMENT NUMBER 0526639112, FOR THE PURPOSE OF ESTABLISHING CERTAIN EASEMENTS

EXHIBIT B

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